                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                      |X|
Filed by a Party other than the Registrant   |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement            |_|  Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to
      Section 240.14a-12

                          ING VARIABLE PORTFOLIOS, INC.
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
(2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

________________________________________________________________________________
(4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
(5)   Total fee paid:

________________________________________________________________________________
|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

________________________________________________________________________________
(2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
(3)   Filing Party

(4)   Date Filed: November 21, 2006

                          ING VARIABLE PORTFOLIOS, INC.
                 ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                                December 15, 2006

Dear Variable Contract Owner/Plan Participant:

     On behalf of the Board of Directors ("Board") of ING VP Global Science and Technology Portfolio ("Portfolio"), a series of ING Variable Portfolios, Inc. ("Company"), we are pleased to invite you to a special meeting of shareholders ("Special Meeting") of the Portfolio scheduled for 10:00 a.m., local time, on February 1, 2007 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Portfolio and to you as a shareholder.

     At the Special Meeting, shareholders of the Portfolio will be asked to (1) approve a new sub-advisory agreement between ING Investments, LLC ("ING Investments"), the Portfolio's investment adviser, and BlackRock Advisors, LLC ("BA LLC"); and (2) approve a "Manager-of-Managers" arrangement for the Portfolio to permit ING Investments, in its capacity as the Portfolio's investment adviser, subject to prior approval by the Portfolio's Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

     BlackRock Advisors, Inc. ("BA INC") had served as the Portfolio's sub-adviser since January 2, 2004. BA INC was a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"). On September 29, 2006, BlackRock and Merrill Lynch & Co. Inc. ("Merrill Lynch") consummated a transaction of BlackRock and Merrill Lynch's investment management business ("Transaction") that created a new independent company with over $1 trillion in assets under management ("New BlackRock"). In conjunction with the Transaction, BlackRock reorganized certain investment management businesses and on or about September 29, 2006, BA INC, a Delaware corporation, reorganized into a Delaware limited liability company creating BA LLC ("Reorganization"). As a result of the Transaction, the previous sub-advisory agreement for the Portfolio with BA INC terminated automatically.

     Pursuant to an interim sub-advisory agreement, BA LLC began serving as the Portfolio's sub-adviser on September 30, 2006, with no change in the investment personnel managing the Portfolio. If Proposal One is approved, BA LLC will continue to serve as the sub-adviser to the Portfolio under the proposed new sub-advisory agreement.

     Both Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board has concluded that the Proposals are in the best interests of the Portfolio and its shareholders and unanimously recommend that you vote "FOR" the Proposals.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN JANUARY 31, 2007.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        /s/ James M. Hennessy
                                        ----------------------------------------
                                        James M. Hennessy
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                      (This page intentionally left blank)

                          ING VARIABLE PORTFOLIOS, INC.
                 ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                OF ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO
                         SCHEDULED FOR FEBRUARY 1, 2007

To the Variable Contract Owners/Plan Participants:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of ING VP Global Science and Technology Portfolio ("Portfolio"), a series of ING Variable Portfolios, Inc. ("Company"), is scheduled for February 1, 2007, at 10:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     At the Special Meeting, you will be asked to consider and approve the following proposals:

     (1) To approve a new sub-advisory agreement for the Portfolio between ING Investments, LLC ("ING Investments"), the Portfolio's investment adviser, and BlackRock Advisors, LLC ("BA LLC"), under which BA LLC will serve as sub-adviser to the Portfolio, with no change in the investment adviser, the portfolio management team or the overall management fee paid by the Portfolio to ING Investments; and

     (2) To approve a "Manager-of-Managers" arrangement for the Portfolio to permit ING Investments, in its capacity as the Portfolio's investment adviser, subject to prior approval by the Portfolio's Board of Directors, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

     Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting.

     Shareholders of record as of the close of business on November 6, 2006 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, BUT IN NO EVENT LATER THAN JANUARY 31, 2007, THE ENCLOSED VOTING INSTRUCTION CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by (1) executing and submitting a new voting instruction card bearing a later date, (2) giving written notice of revocation to the Portfolio, or (3) voting in person at the Special Meeting.

                                        By Order of the Board of Directors,


                                        /s/ Theresa K. Kelety
                                        ----------------------------------------
                                        Theresa K. Kelety, SECRETARY

Dated: December 15, 2006

                                 PROXY STATEMENT

                          ING VARIABLE PORTFOLIOS, INC.
                 ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

                                DECEMBER 15, 2006

                            TOLL FREE: (800) 992-0180
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034

                         SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR FEBRUARY 1, 2007

                      (This page intentionally left blank)

WHO IS ASKING FOR MY VOTE?

     The Board of Directors ("Board") of ING Variable Portfolios, Inc. ("Company") is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Voting Instruction Card on or about December 15, 2006 to you and all shareholders of record of ING VP Global Science and Technology Portfolio ("Portfolio") who are eligible to vote, to contract holders who are eligible to instruct the insurance company ("Insurance Company") through which they hold an interest in the Portfolio as to how to vote those shares, or to plan sponsors or plan participants eligible to vote or instruct the plan in how to vote shares. Shares of the Portfolio have been purchased by you through your qualified retirement plan or, at your direction by your Insurance Company, through its separate accounts ("Separate Accounts") to serve as an investment option under your variable contract or, if you are a qualified plan participant, through your qualified plan. The Board is soliciting your vote for a special meeting of shareholders ("Special Meeting") of the Portfolio.

WHO IS ELIGIBLE TO VOTE?

     Shareholders of record or contract holders holding an investment in shares of the Portfolio as of the close of business on November 6, 2006 ("Record Date") are eligible to vote or instruct their Insurance Company or plan trustee how to vote their shares.

     Each shareholder is entitled to one vote for each share outstanding of each class of the Portfolio. The following table sets forth the number of shares of each class of the Portfolio issued and outstanding as of the Record Date:

                             CLASS     SHARES OUTSTANDING
                             -----     ------------------
                             Class I
                             Class S
                             TOTAL

     To the best of the Company's knowledge, as of December 1, 2006: (1) no person owned beneficially more than 5% of the outstanding shares of any class of the Portfolio except as set out in APPENDIX A to this Proxy Statement; and (2) no Director or Officer of the Portfolio owned beneficially more than 1% of the Portfolio's outstanding shares.

WHY IS THE SPECIAL MEETING BEING HELD?

     The Special Meeting is being held for the following purposes:

     1. To approve a new sub-advisory agreement ("Proposed Sub-Advisory Agreement") for the Portfolio between ING Investments, LLC ("ING Investments" or "Adviser"), the Portfolio's investment adviser, and BlackRock Advisors, LLC ("BA LLC" or "Sub-Adviser"), with no change in the Adviser, the portfolio management team or the overall management fee paid by the Portfolio;

     2. To approve a "Manager-of-Managers" arrangement for the Portfolio to permit ING Investments, in its capacity as the Portfolio's investment adviser, subject to approval by the Portfolio's Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders; and

     3. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

WHY DID YOU SEND ME THIS BOOKLET?

     This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposals listed above and in the Notice of Special Meeting for the Portfolio. You are receiving these proxy materials, a booklet that includes the Proxy Statement and one Voting Instruction Card, because you have the right to vote on these important Proposals concerning your investment in the Portfolio.

     The word "you" is used in this Proxy Statement to refer to the person who or entity that has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Shares of the Portfolio are available as investment options in the variable annuity contract or variable life insurance contract issued by an Insurance Company ("Variable Contracts") to individuals, as well as sponsors of group pension and retirement plans. Shares of the Portfolio are also offered directly to the trustees and custodians of certain qualified retirement plans ("Qualified Plans"). Accordingly, the record owners of the Portfolio's shares are, in most cases, the true "shareholders" of the Portfolio. Holders of Variable Contracts ("Variable Contract Holders") that are registered with the U.S. Securities and Exchange Commission ("SEC"), generally have the right to instruct the Insurance

Company through which they hold an interest on how to vote their interests regarding the Proposals set forth in this Proxy Statement. For certain Qualified Plans, plan participants may provide instructions on how to vote shares. Therefore, references to "you" or "shareholders" throughout the proxy materials generally include shareholders of record and Variable Contract Holders, and may include plan participants for the plan generally has the right to vote the shares owned through the plan.

HOW DO I VOTE?

     Variable Contract Holders can instruct their Insurance Company through which they hold beneficial interests in the Portfolio as to how to vote by completing, signing and returning the enclosed Voting Instruction Card promptly in the enclosed envelope, or by attending the Special Meeting in person and voting. Joint owners should each sign the Voting Instruction Card.

     Shares of the Portfolio are sold to Separate Accounts and are used to fund Variable Contracts. Variable Contract Holders who select the Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Insurance Company that uses the Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders. Therefore, an Insurance Company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder. In the event that any Variable Contract Holder fails to provide voting instructions with respect to Separate Accounts registered with the SEC, the Insurance Company will vote the shares attributable to those Variable Contract Holders for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account. With respect to Portfolio shares held by unregistered Separate Accounts, the Insurance Company generally will only vote those Separate Account shares for which it receives instructions.

     Variable Contract Holders permitted to give instructions to the Insurance Company and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

     Shares of the Portfolio are also sold directly to the trustees and custodians of certain Qualified Plans. The trustee or custodian for the Qualified Plan that includes the Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to the Qualified Plan and in some cases their plan participants who have an interest in the Portfolio. With respect to Portfolio shares held by trustees or custodians of Qualified Plans, the trustee or custodian generally will only vote those shares for which it actually receives instructions.

     Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolio and the number of shares for which instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees/custodians will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.

     If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instruction Card originally sent with the Proxy Statement or attend the Special Meeting in person. All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, Insurance Companies, trustees/custodians, Qualified Plans or participants are described as voting for purposes of this Proxy Statement. Should shareholders require additional information regarding the proxy materials or require a replacement Voting Instruction Card, they may contact Shareholder Services toll-free at
(800) 992-0180. As explained below, any voting instruction given by a shareholder is revocable until the relevant proxy is voted at the Special Meeting.

WHO MAY CONTACT ME REGARDING THE PROPOSALS?

     In addition to solicitation by mail, certain officers and representatives of the Portfolio, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

     The Company also has retained Computershare Fund Services ("Solicitor") to assist in the solicitation of proxies, at an estimated cost of $2,500. As the date of the Special Meeting approaches, certain Portfolio shareholders may receive a telephone call from a representative of the Solicitor if their voting instructions have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Portfolio. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

     In situations where a telephonic proxy is solicited, the Solicitor's representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. Subsequently, the Solicitor's representative has the responsibility to explain the process, read the Proposals on the Voting Instruction Card, and ask for the shareholder's instructions on the Proposals. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation of the Board set forth in the Proxy Statement. The Solicitor's representative will record the shareholder's instructions on the Voting Instruction Card. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

     Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (866) 390-5116.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

     The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, and is scheduled for February 1, 2007 at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180 to ensure that sufficient accommodations are prepared.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE PORTFOLIO?

     Copies of the Portfolio's semi-annual shareholder report for the period ended June 30, 2006, have previously been mailed to shareholders. The Portfolio's annual shareholder report for the fiscal year ended December 31, 2006 will be mailed to shareholders on or about March 1, 2007.

     You can obtain copies of the Portfolio's semi-annual shareholder report, and, when available, the Portfolio's annual shareholder report, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 992-0180. This Proxy Statement should be read in conjunction with the annual or semi-annual shareholder reports.

     Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. Shareholder Services is open Monday through Friday from 9:00 a.m. - 7:00 p.m. Eastern time.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote "FOR" the Proposals described in this Proxy Statement.

                                  PROPOSAL ONE

                 APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

WHAT IS PROPOSAL ONE?

     Shareholders of the Portfolio are being asked to approve the Proposed Sub-Advisory Agreement between ING Investments and BA LLC. BlackRock Advisors, Inc. ("BA INC" or "Former Sub-Adviser"), a Delaware corporation, began managing the Portfolio on January 2, 2004, under an interim sub-advisory agreement dated January 1, 2004. The Portfolio's shareholders approved a sub-advisory agreement dated April 1, 2004, between ING Investments and BA INC on March 23, 2004 ("Former Agreement").

     On February 15, 2006, BlackRock, Inc. ("BlackRock"), the parent company of BA INC, and Merrill Lynch & Co., Inc. ("Merrill Lynch") announced an agreement to combine Merrill Lynch's investment management business, into BlackRock ("Transaction") to create a new independent company with over $1 trillion in assets under management ("New BlackRock").

     On September 29, 2006, BlackRock and Merrill Lynch consummated the Transaction. The new combined company will operate under BlackRock's name. As a result of the Transaction, Merrill Lynch owns 49.8% of, and has a 45% voting interest in, this new combined company. The Investment Company Act of 1940, as amended ("1940 Act"), requires that an agreement under which an adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its "assignment" (as defined in the 1940 Act). A sale of a controlling block of an investment adviser's voting securities generally is deemed to result in an assignment of the investment adviser's advisory agreements. The consummation of the Transaction constituted a sale of a controlling block of voting securities of BlackRock, resulting in the assignment and automatic termination of the Portfolio's sub-advisory agreement with BA INC, effective September 29, 2006. In addition, in conjunction with the Transaction described above, BlackRock reorganized certain of its investment management businesses and on September 29, 2006, BA INC, a Delaware corporation, reorganized into a Delaware limited liability company, creating BA LLC ("Reorganization"). The portfolio managers of the Portfolio that were previously employed by BA INC are now employed by BA LLC and will continue to provide the day-to-day management of the Portfolio.

     In order for management of the Portfolio to continue uninterrupted after the Transaction and the Reorganization, ING Investments entered into an interim sub-advisory agreement with BA LLC, dated September 30, 2006 ("Interim Agreement"), under which BA LLC began serving as the sub-adviser to the Portfolio, with the same portfolio management team continuing to provide day-to-day management services to the Portfolio.

     At the Special Meeting, shareholders will be asked to approve the Proposed Sub-Advisory Agreement with BA LLC, under which BA LLC would continue to serve as sub-adviser to the Portfolio. A copy of the Proposed Sub-Advisory Agreement is included as APPENDIX B to this Proxy Statement. The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to APPENDIX B. If approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on February 2, 2007 and will remain in effect, unless otherwise terminated, through December 31, 2008.

WHAT IS THE INTERIM AGREEMENT AND WHO IS THE PROPOSED SUB-ADVISER?

     The Interim Agreement was entered into in accordance with Rule 15a-4 under the 1940 Act, which permits an investment adviser to enter into interim sub-advisory arrangements with a sub-adviser, prior to shareholder approval, provided that the conditions of Rule 15a-4 are met. Rule 15a-4 requires, among other things, that the interim contract have a duration of no greater than 150 days following the date on which the previous contract was terminated, and that the compensation to be received under the interim contract is no greater than that payable under the previous agreement.

     The Interim Agreement provides for compensation to be paid to BA LLC that does not exceed the compensation that had been payable to BA INC under the Former Agreement, and that such compensation be held in an interest-bearing escrow account. Under the Interim Agreement's escrow provision, if the Proposed Sub-Advisory Agreement is approved by the Portfolio's shareholders, the amount in the escrow account (including interest earned) will be paid to BA LLC; however, if the Proposed Sub-Advisory Agreement is not approved by shareholders, BA LLC will be paid, out of the escrow account, the lesser of (1) any costs incurred in performing the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account.

     The Interim Agreement will terminate automatically as of February 27, 2007, or on such earlier date on which ING Investments enters into the Proposed Sub-Advisory Agreement, provided that, in the latter case, Proposal One has been approved by the Portfolio's shareholders. The Interim Agreement was approved by the Board, including a majority of the Company's Directors who are neither parties to the Interim Agreement, the Proposed Sub-Advisory Agreement or its investment management agreement with ING Investments, nor "interested persons" (as that term is defined under the 1940 Act) of any such party ("Independent Directors"), at a meeting held on September 28, 2006. At that meeting, the Board, including a majority of the Independent Directors, also approved the Proposed Sub-Advisory Agreement and the solicitation of shareholders requesting that shareholders approve the Proposed Sub-Advisory Agreement.

     BA LLC is organized as a Delaware limited liability company. BA LLC is registered with the SEC as an investment adviser and has its principal offices located at 100 Bellevue Parkway, Wilmington, Delaware 19809. New BlackRock and its affiliates managed approximately

$1.07 million in assets as of September 30, 2006. BA LLC is a wholly-owned subsidiary of New BlackRock.

     As discussed above, the New BlackRock is 49.8% owned by Merrill Lynch, located at 4 World Financial Center, New York, NY 10080; 34% owned by the PNC Financial Services Group, Inc., located at 1 PNC Plaza, 249 Fifth Avenue, Pittsburgh, PA 15222-2707; and approximately 17% owned by its employees and the public.

     See APPENDIX C for a listing of the names, addresses, and the principal occupations of the principal executive officers of BA LLC. As of September 30, 2006, no Director or Officer of the Portfolio was an officer, trustee, employee, general partner or shareholder of BA LLC.

     APPENDIX D sets forth the name of other investment companies with investment objectives and principal investment strategies similar to those adopted for the Portfolio, for which BA LLC acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of each investment company as of October 31, 2006.

HOW WILL PROPOSAL ONE, IF APPROVED, AFFECT THE MANAGEMENT OF THE PORTFOLIO?

     As discussed above, BA LLC began managing the Portfolio on September 30, 2006 pursuant to the Interim Agreement. If the Proposed Sub-Advisory Agreement is approved, BA LLC will continue to serve as sub-adviser to the Portfolio, and provide day-to-day management of the Portfolio. ING Investments will continue to be responsible for monitoring the investment program and performance of BA LLC.

     The Transaction and the Reorganization did not result in a change to the personnel managing the Portfolio or its principal investment strategies. Therefore, if Proposal One is approved and BA LLC is appointed as sub-adviser under the Proposed Sub-Advisory Agreement, the Portfolio will continue to be managed by the individuals listed below:

          - Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is the head of BA LLC's Global Opportunities Team and is the strategist for all of the team's Portfolios. Mr. Callan has co-managed the Portfolio since 2004. Before becoming part of BA LLC, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

          - Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager, is a senior member of BA LLC's Global Opportunities Team and is responsible for coverage of stocks in the technology sector for all of the team's portfolios. Ms. Rosenbaum has co-managed the Portfolio since 2005. Prior to joining BA LLC in 1998, Ms. Rosenbaum was a healthcare analyst with the PNC Asset Management Group.

          - Erin Xie, Ph.D., Managing Director and Portfolio Manager, is a senior member of BA LLC's Global Opportunities Team, and is responsible for coverage of stocks in the healthcare sector. Dr. Xie has co-managed the Portfolio since 2005. Before becoming part of BA LLC in 2005, Ms. Xie was with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Sanford Bernstein in 1999.

DOES THE SUB-ADVISER MANAGE AN ACCOUNT SIMILAR TO THE PORTFOLIO?

     Yes. BA LLC manages two other funds, ING Global Science and Technology Fund and BlackRock Global Science and Technology Opportunities Portfolio in the same style as it currently manages the Portfolio.

     For the fiscal year ended October 31, 2006, ING Investments, the investment adviser to ING Global Science and Technology Fund ("Global Science and Technology Fund"), paid $392,094 to BA LLC for its services as sub-adviser to Global Science and Technology Fund.

     For the period ended March 31, 2006, BA LLC, the investment adviser to BlackRock Global Science and Technology Opportunities Portfolio, was paid $123,899 for its services as the investment adviser.

WILL THERE BE ANY CHANGES TO THE PRINCIPAL INVESTMENT STRATEGIES OF THE
PORTFOLIO?

     The Portfolio commenced operations on May 1, 2000, and BA INC implemented the Portfolio's current principal investment strategies of investing primarily in equity securities issued by science and technology companies in all market capitalization ranges beginning on or about January 2, 2004. It is not anticipated that the manner in which the Portfolio is managed would change in connection with the engagement of BA LLC as the Portfolio's sub-adviser under the Proposed Sub-Advisory Agreement. Similarly, there was no change in the Portfolio's principal investment strategies upon consummation of the Transaction and completion of the Reorganization and the implementation of the Interim Agreement.

     As stated in the Portfolio's prospectus, the Portfolio normally invests at least 80% of its net assets plus borrowings for investment purposes, if any, in equity securities issued by science and technology companies in all market capitalization ranges. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

     The Portfolio invests primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies defined as such by the Standard Industrial Classification ("SIC") Codes. The Portfolio may, from time to time, invest more than 25% of its net assets in securities whose issuers are located in a single foreign country. The Portfolio may invest up to 25% of its net assets in stocks of issuers in countries with emerging securities markets.

     The Portfolio primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock, initial public offerings ("IPOs") and Rule 144A securities. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in countries with emerging securities markets) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

     The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in a number of different countries, including the U.S. Some of the industries that are likely to be represented in the Portfolio's portfolio holdings include: Application Software, IT Consulting & Services, Internet Software and Services, Networking Equipment, Telecom Equipment, Computer Hardware, Computer Storage & Peripherals, Electronic Equipment and Instruments, Semiconductor Equipment, Semiconductors, Aerospace & Defense, Electrical Components & Equipment, Biotechnology, Pharmaceuticals, Healthcare Equipment & Supplies, Healthcare Distribution & Services, Healthcare Facilities, Industrial Gases, Specialty Chemicals, Advanced Materials, Integrated Telecom Services, Alternative Carriers, Wireless Telecommunication Services.

     The Portfolio generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the Portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

     The Portfolio may invest excess cash in short-term U.S. government securities and other high-quality debt securities for temporary and defensive purposes. However, when the Portfolio is engaged in the temporary defensive position, it may not achieve its investment objective.

     The Portfolio may invest in derivative instruments, including foreign currency contracts.

     The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

WHAT ARE THE KEY RISKS ASSOCIATED WITH THE PRINCIPAL INVESTMENT STRATEGIES EMPLOYED BY THE PORTFOLIO?

     You could lose money on an investment in the Portfolio. The following is a summary of the principal risks that the Portfolio is subject to. For a more detailed description of these and other risks that may affect the Portfolio, please refer to the Portfolio's current prospectus and statement of additional information.

     PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Securities of larger companies sometimes have more stable prices than smaller companies. the Portfolio may also invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

     MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

     SCIENCE AND TECHNOLOGY -- the Portfolio's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Portfolio's performance to a greater extent than a fund that invests in many sectors.

     In addition, investing in science and technology companies exposes the Portfolio to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Portfolio's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

     FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Portfolio invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets. If the Portfolio invests more than 25% of its assets in securities whose issuers are located in a single foreign country, the Portfolio would be more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

     CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolio could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

     DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Portfolio and may reduce its returns.

     INITIAL PUBLIC OFFERINGS ("IPOs") -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that IPOS in which the Portfolio invests will rise in value. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings. When the Portfolio's asset base is small, the impact of such investments on the Portfolio's return will be magnified. As the Portfolio's assets grow, it is likely that the effect of the Portfolio's investment in IPOs on the Portfolio's return will decline.

     RULE 144A SECURITIES -- Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Portfolio considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets and may lead to less ability to sell those securities.

     SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.

WHAT ENTITY SERVES AS THE PORTFOLIO'S ADVISER?

     ING Investments, whose principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is an Arizona limited liability company that serves as the investment adviser to the Portfolio. ING Investments is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser. ING Investments is a wholly-owned subsidiary of ING Capital Corporation, LLC which, in turn, is an indirect wholly-owned subsidiary of ING Groep, N.V. ("ING Groep"). ING Groep, which is located at Strawinskylaan 2631, 107722 Amsterdam P.O. Box 810, 1000 AV Amsterdam, the Netherlands, is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. As of September 30, 2006, ING Investments managed over $46 billion in assets.

     See APPENDIX C for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments.

     The amended investment management agreement between the Company and ING Investments on behalf of the Portfolio, dated April 1, 2004 ("Amended Management Agreement"), was last renewed by the Board, including a majority of the Independent Directors, on December 13, 2005. The Amended Management Agreement was unanimously approved by the Portfolio's Board on December 17, 2003. This Amended Management Agreement was to provide for the implementation of a manager-of-managers arrangement.

     The Portfolio paid $428,866 in advisory fees to ING Investments for the period ended June 30, 2006.

WHAT ARE THE TERMS OF THE AMENDED MANAGEMENT AGREEMENT WITH ING INVESTMENTS?

     The Amended Management Agreement with the Company provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio's operations, ING Investments may engage, subject to the approval of the Board and, where required, the shareholders of the Portfolio, sub-advisers to provide day-to-day advisory services to the Company's funds. ING Investments may delegate to the sub-advisers duties, among other things, to formulate and implement the Portfolio's investment programs, including the duty to determine what securities will be purchased and sold for the Portfolio. If the Proposed Sub-Advisory Agreement is approved, ING Investments would oversee the investment management services of BA LLC.

     The Amended Management Agreement provides that ING Investments is liable and shall indemnify the Company for any losses incurred by the Company to the extent that such losses resulted from an act or omission on the part of ING Investments or its officers, directors or employees that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by ING Investments of its duties under the Amended Management Agreement. After an initial two-year term, the Amended Management Agreement continues in effect with respect to a series from year to year, so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding shares; provided that, in either event, the continuance is also approved by at least a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Amended Management Agreement provides that ING Investments is paid an advisory fee at an annual rate of 0.95% of the Portfolio's average daily net assets. There will be no change in the advisory fees payable to ING Investments from the Portfolio in connection with the change in the Portfolio's sub-adviser.

     ING Investments, and not the Portfolio, bears the expense of the services previously provided by the Former Sub-Adviser and the services currently provided by BA LLC.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

     The material terms of the Proposed Sub-Advisory Agreement are substantially identical to those of the Interim Sub-Advisory Agreement except that the effective dates, durations, termination and compensation provisions differ.

     Under the Proposed Sub-Advisory Agreement, BA LLC, subject to the supervision and control of the Board and ING Investments, acts as the Portfolio's sub-adviser and supervises and directs the Portfolio's investments. Under the Proposed Sub-Advisory Agreement, BA LLC obtains and evaluates information it deems necessary or useful in the discharge of its obligations to the Portfolio, and formulates and implements a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions, as provided in the Portfolio's prospectuses and statement of additional information, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapters M and L of the Internal Revenue Code of 1986, as amended.

     Under the Proposed Sub-Advisory Agreement, the fees payable to BA LLC will be paid by ING Investments to BA LLC and not by the Portfolio and will not increase or decrease the overall advisory fee of the Portfolio. The sub-advisory fee payable to the Portfolio's sub-adviser is the same under the Former Agreement, the Interim Agreement and the Proposed Sub-Advisory Agreement, and is computed at an annual rate, as a percentage of the Portfolio's average daily net assets, as set out below:

                                        ANNUAL SUB-ADVISORY FEE*
PORTFOLIO                   (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------                   ---------------------------------------------
ING VP Global Science and     0.50% on first $200 million of assets
Technology Portfolio          0.45% on next $300 million of assets
                              0.40% on assets in excess of $500 million

     The Proposed Sub-Advisory Agreement provides that neither BA LLC nor any of its directors, officers, employees or agents shall be liable to ING Investments or the Company for any loss or expense suffered by ING Investments or the Company resulting from its acts or omissions as sub-adviser to the Portfolio, except for losses or expenses to ING Investments or the Company resulting from willful misfeasance, bad faith, or negligence in the performance of, or from reckless disregard of, BA LLC's duties under the Proposed Sub-Advisory Agreement.

     Further, the Proposed Sub-Advisory Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days prior written notice to ING Investments and BA LLC. The Proposed Sub-Advisory Agreement may also be terminated: (1) by ING Investments upon at least 60 days prior written notice to BA LLC and the Portfolio; (2) by BA LLC upon three months' written notice unless the Portfolio or ING Investments requests additional time to find a replacement sub-adviser in which case BA LLC shall allow the additional time

----------
* For purposes of calculating fees under the Proposed Sub-Advisory Agreement, the assets of the Portfolio is aggregated with the assets of ING Global Science and Technology Fund, a series of ING Series Fund, Inc., a registered investment company that is not a party to this Agreement. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to these two series based on relative net assets.

requested not to exceed three additional months; and (3) in the event ING Investments or BA LLC ceases to be registered as an investment adviser or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Portfolio or in the event ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations under this agreement. The Proposed Sub-Advisory Agreement terminates automatically in the event of its assignment or upon termination of the Amended Management Agreement between the Company and ING Investments.

     The Proposed Sub-Advisory Agreement was approved with respect to the Portfolio by the Board, including a majority of the Independent Directors, on September 28, 2006.

WHAT IS THE REQUIRED VOTE?

     Shareholders of the Portfolio must approve the Proposed Sub-Advisory Agreement for it to become effective. Approval of the Proposed Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: (1) the holders of 67% or more of the shares of the Portfolio present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Portfolio.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE PROPOSAL?

     If shareholders of the Portfolio do not approve the Proposed Sub-Advisory Agreement, the Portfolio will continue to be managed under the Amended Management Agreement and the Board will determine what action, if any, should be taken.

WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

     At a meeting of the Board held on September 28, 2006, the Board, including all of the Independent Directors, voted to approve (a) the Interim Agreement, effective September 30, 2006, under which BA LLC began serving as the sub-adviser to the Portfolio, and (b) the Proposed Sub-Advisory Agreement, each on behalf of the Portfolio. Prior to voting on such approval, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors.

     In considering the Interim Agreement and Proposed Sub-Advisory Agreement for the Portfolio, the Contracts Committee noted that, in connection with its annual review of advisory and sub-advisory agreements of the mutual funds in the ING family of funds (collectively, "ING Funds"), which had been completed most recently in December 2005, the Contracts Committee had obtained and reviewed extensive information regarding the qualifications of BA INC to manage the Portfolio, including the following: (1) comparative performance data for the Portfolio for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by BA INC for managing other mutual funds using investment strategies and techniques similar to those used in managing the Portfolio; (3) comparative data regarding the total expenses of the Portfolio;
(4) copies of the form of sub-advisory agreement; (5) copies of the code of ethics of BA INC, together with information relating to the manner in which the code is administered; (6) financial statements of BA INC; (7) profitability analyses for BA INC with respect to the Portfolio; (8) descriptions of the qualifications of the investment personnel responsible for managing the Portfolio, the basis for their compensation, and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Portfolio, including the investment strategies and techniques used by BA INC in managing the Portfolio; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Portfolio's brokerage; (11) data comparing the performance of the Portfolio against "static portfolios" of the Portfolio's peer group over various time periods; (12) descriptions of the business continuity and disaster recovery plans of BA INC; (13) descriptions of various compliance programs of BA INC; and (14) other information relevant to an evaluation of the nature, extent and quality of the services, which information was provided by BA INC in response to a series of detailed questions presented by independent legal counsel on behalf of the Independent Directors. The Contracts Committee considered additional information provided by ING Investments and BA INC regarding the Portfolio throughout the year at Board and Contracts Committee Meetings.

     At its September 2006 meeting, the Contracts Committee also considered certain assurances provided by BlackRock regarding the substitution of BA LLC as sub-advisor to the Portfolio as a result of the Reorganization, including, that BlackRock does not anticipate any material changes in: (i) the professional personnel of BlackRock who perform services for the Portfolio; (ii) the investment advisory services currently provided by BlackRock to the Portfolio;
(iii) BlackRock compliance program or structure; (iv) how BlackRock oversees compliance with Portfolio investment restrictions; or (v) BlackRock's financial condition as a result of either the Merger or the change in contracting entities from BA INC to BA LLC. In addition, the Contracts Committee noted that the Proposed Sub-Advisory Agreement will be reviewed by the Contract Committee in October and December 2006 in connection with its annual review of advisory and sub-advisory agreements for the ING Funds and that, as a result of the annual review process, the Board will be receiving and reviewing updated information of the type described above.

     The Independent Directors were assisted by Goodwin Procter LLP, their independent legal counsel, throughout this process. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Interim Agreement and Proposed Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Interim Agreement and Proposed Sub-Advisory Agreement.

     In considering whether to approve the Interim Agreement and Proposed Sub-Advisory Agreement, the Board evaluated the nature, extent and quality of services that will be provided to the Portfolio by BA LLC. Specifically, the Board considered the quantity and quality of the resources available to provide such services and the qualifications of the individuals that have been and will be responsible for performing various investment services for the Portfolio. The Board also considered the quality of the compliance programs maintained by BA INC, and that will be implemented by BA LLC, including the manner in which BA LLC will monitor for compliance with the investment policies and restrictions of the Portfolio, the Code of Ethics with respect to personal trading by employees with access to portfolio information, and other compliance related matters.

     The Board concluded that the nature, extent and quality of advisory and related services to be provided by BA LLC for the Portfolio, taken as a whole, can be expected to be consistent with the terms of the Interim Agreement and Proposed Sub-Advisory Agreement.

     The Board noted that the performance of the Portfolio, while sub-advised by BA INC had improved, as compared with similarly managed mutual funds within the Portfolio's specified peer group based upon a methodology approved by the Contracts Committee, and that as a result, the Contracts Committee had concluded such performance was satisfactory.

     Consideration was also given to the contractual investment sub-advisory fee rates payable by the Adviser to BA INC and that will be paid to BA LLC for sub-advisory services. As part of the annual review process in December 2005, the Contracts Committee received information regarding the fees charged by BA INC to other mutual funds and the comparability (or lack thereof) of the services provided by BA INC in managing such mutual funds to the services provided in managing the Portfolio. Although the Board did not compare the sub-advisory fee to be charged by BA LLC to the sub-advisory fee charged by other sub-advisers for similarly managed mutual funds, as part of its review process in December 2005, the Board compared the Portfolio's total advisory fees (from which the sub-advisor would be paid) to the total advisory fees charged by other advisers for similarly managed mutual funds and concluded the Portfolio's total advisory fee is fair and reasonable. After reviewing the foregoing information, and in light of the nature extent and quality of the services provided by BA INC and to be provided by BA LLC, the Board concluded that, with respect to the Portfolio, the sub-advisory fee charged for sub-advisory services provided by BA INC and to be provided by BA LLC is fair and reasonable.

     In December 2005, the Board also considered the profitability of BA INC attributable to managing the Portfolio. At that time, the Board concluded that the profits realized by BA INC, with respect to providing sub-advisory services for the Portfolio are reasonable. Based on these prior findings, the Board concluded the profits to be realized by the BA LLC under the Interim and Proposed Sub-Advisory Agreements will be reasonable. In addition, in light of the current size of the Portfolio and the limited projected growth of the assets of the Portfolio for the foreseeable future, the Board concluded that the extent to which economies of scale will be realized by BA LLC in managing the Portfolio is not a material factor at this time.

WHAT IS THE RECOMMENDATION OF THE BOARD?

     Based on its review, the Board, including a majority of the Independent Directors, concluded that engaging BA LLC as sub-adviser would be in the best interests of the Portfolio and its shareholders. The Board then approved the Interim Agreement and the Proposed Sub-Advisory Agreement and directed that the Proposed Sub-Advisory Agreement be submitted to shareholders for approval. The Board is recommending that shareholders of the Portfolio vote "FOR" Proposal One to approve the Proposed Sub-Advisory Agreement.

                                  PROPOSAL TWO

               APPROVAL OF A "MANAGER-OF-MANAGERS" ARRANGEMENT FOR
            THE PORTFOLIO TO PERMIT ING INVESTMENTS TO ENTER INTO, OR
              MATERIALLY AMEND, THE PROPOSED SUB-ADVISORY AGREEMENT
                     WITHOUT OBTAINING SHAREHOLDER APPROVAL

WHAT IS PROPOSAL TWO?

     Investment management services are currently being provided to the Portfolio by ING Investments pursuant to the Amended Management Agreement. Subject to the supervision and approval of the Board and approval of the shareholders of the Portfolio, ING Investments is responsible for managing the assets of the Portfolio and is permitted, under the terms of the Amended Management Agreement, to engage sub-advisers to provide portfolio management services to its series, including the Portfolio. If ING Investments delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

     Under the Amended Management Agreement, ING Investments supervises all aspects of the Portfolio's operations; monitors the sub-adviser's investment program for the Portfolio and its compliance program to ensure that the Portfolio's assets are managed in compliance with the Portfolio's investment objectives and policies; reviews all data and financial reports prepared by the sub-adviser to assure that they are in compliance with applicable legal requirements; establishes and maintains regular communications with the sub-adviser; and oversees all matters relating to the purchase and sale of the Portfolio's investment securities, corporate governance, third-party contracts and regulatory compliance reports. In its capacity as investment adviser to the Portfolio, ING Investments also oversees and monitors the performance of the sub-adviser to the Portfolio and the sub-advisers to other series of the Company to which it serves as investment adviser, and is responsible for determining whether to recommend to the Board that a particular sub-advisory agreement for a series be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing a series.

     The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of the Portfolio. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement with respect to one of the Company's series, including the Portfolio, must also be presented for approval by the series' shareholders under the 1940 Act. On May 24, 2002, the SEC has issued an exemptive order ("Order") permitting ING Investments and certain of its affiliates to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of Independent Directors) without obtaining shareholder approval. A fund operating in this manner is commonly referred to as a "Manager-of-Managers" fund. ING Investments and the Company can operate the Portfolio as a Manager-of-Managers fund in reliance upon the exemptive order only if, among other things, the Portfolio's shareholders have approved the Manager-of-Managers arrangement.

     Prior to certain substitution transactions that took place in January 2006, the Portfolio was able to rely on the Company's Manager-of-Managers relief that it obtained under the Order. However, as a condition of these substitution transactions, the ability of the Portfolio to rely on this Manager-of-Managers relief must be re-submitted to shareholders of the Portfolio for their consideration. Shareholders are therefore being asked to approve operation of the Portfolio as a Manager-of-Managers fund. If Proposal Two is approved, ING Investments, as investment adviser to the Portfolio, will be permitted to enter into or materially modify sub-advisory agreements with an unaffiliated sub-adviser with respect to the Portfolio with prior approval by the Board, but without such sub-advisory agreements being approved by the shareholders of the Portfolio. The Manager-of-Managers arrangement has previously been implemented by other funds in the ING family of funds, and, as discussed above, was in place for the Portfolio prior to January 2006.

WHAT IS THE PROPOSED MANAGER-OF-MANAGERS ARRANGEMENT?

     If approved, the Portfolio and ING Investments anticipate that the relief provided by the Order will benefit shareholders to the extent that it will give the Portfolio and ING Investments additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. The Portfolio will continue to obtain shareholder approval of a sub-advisory agreement with a portfolio manager considered to be an "affiliated person," as defined in the 1940 Act, of the Portfolio or ING Investments, other than by reason of serving as a sub-adviser to the Portfolio ("Affiliated Sub-Adviser"). In addition, the Board and ING Investments would not be able to materially amend the Amended Management Agreement without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

     The Order also permits the Portfolio to disclose in its registration statement the aggregate compensation paid to sub-advisers, without disclosing separately the precise amount of fees paid to each sub-adviser. Many sub-advisers charge for advisory services according to a predetermined fee schedule. While sub-advisers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisers, rather than to each sub-adviser, would encourage sub-advisers to negotiate lower sub-advisory fees with ING Investments. Despite this relief, the ING Funds have nonetheless followed a practice of disclosing the fee paid to sub-advisers.

     In October of 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Order. If the proposed rule is adopted, the Portfolio and ING Investments anticipate relying on the new rule. Moreover, the Portfolio and ING Investments may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate or rely on any further SEC rule, which would permit ING Investments to enter into new or to materially modify sub-advisory agreements with Affiliated Sub-Advisers without obtaining shareholder approval. The Portfolio has not applied for such relief and there is no guarantee such relief would be granted if applied for.

     The Manager-of-Managers arrangement will enable the Portfolio to operate with greater efficiency by allowing ING Investments to employ sub-advisers best suited to the needs of the Portfolio, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

WHAT ARE THE CONDITIONS OF THE EXEMPTIVE RELIEF GRANTED PURSUANT TO THE ORDER?

     Under the terms of the Order, the Portfolio and ING Investments are, and will continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, shareholder approval is required before ING Investments and the Portfolio may implement the arrangement described above permitting ING Investments to enter into or materially amend sub-advisory agreements. In addition, the Portfolio must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser, unless under subsequent regulations, ING Investments is permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without first obtaining shareholder approval. Further, under the conditions of the Order, within 90 days of the hiring of a new sub-adviser, the Portfolio's shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would otherwise be contained in a proxy statement, except as modified to permit aggregate fee disclosure about the sub-advisory fee. In addition, in order to rely on the Manager-of-Managers relief, a majority of the Board must consist of Independent Directors and the nomination of new or additional Independent Directors must be at the discretion of the then existing Independent Directors. The Order also requires ING Investments to provide the Board, no less frequently than quarterly, information about ING Investments' profitability on a per fund basis, which reflects the impact on ING Investments' profitability of the hiring or terminating of any sub-adviser during the applicable quarter.

WHAT IS THE REQUIRED VOTE?

     Approval of Proposal Two by the Portfolio's shareholders requires an affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: (1) the holders of 67% or more of the shares of the Portfolio present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Portfolio.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL TWO?

     If shareholders of the Portfolio do not approve the Manager-of-Managers arrangement, it will not be implemented and the Portfolio will continue to be required to obtain shareholder approval of any changes in the sub-adviser of the Portfolio or any material changes to the sub-advisory agreement.

WHY IS APPROVAL OF PROPOSAL TWO IN THE BEST INTERESTS OF SHAREHOLDERS?

     If Proposal Two is approved by shareholders, the relief provided by the Order will benefit shareholders by giving the Portfolio and ING Investments additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, without incurring expensive proxy solicitations. ING Investments is experienced in recommending the selection of and monitoring the performance of sub-advisers and this approach is consistent with shareholders' expectations that ING Investments will continue to use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

     The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Directors, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Directors, is required to review annually and consider for renewal the agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, ING Investments and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

     Shareholder approval of Proposal Two will not result in an increase or decrease in the total amount of investment advisory fees paid by the Portfolio to ING Investments. When engaging sub-advisers and entering into sub-advisory agreements, ING Investments has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by ING Investments and not by the Portfolio. Therefore, any fee reduction or increase negotiated by ING Investments may be either beneficial or detrimental to ING Investments. The fees paid by the Portfolio to ING Investments and the fees paid by ING Investments to the sub-adviser are considered by the Board in approving and renewing the investment advisory and sub-advisory agreements. Any increase in the investment advisory fee paid to ING Investments by the Portfolio would continue to require shareholder approval. If shareholders approve Proposal Two, ING Investments, pursuant to the Amended Management Agreement and other agreements, has represented to the Board it will continue to provide the same level of management and administrative services to the Portfolio as it is currently providing.

     Operating as a Manager-of-Managers fund will provide ING Investments and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Portfolio to operate more efficiently. Currently, to appoint a sub-adviser to the Portfolio or to materially amend a sub-advisory agreement, the Company must call and hold a shareholder meeting of the Portfolio, create and distribute proxy materials, and solicit proxy votes from the Portfolio's shareholders. In addition, if a sub-adviser to the Portfolio is acquired or there is a change of control of the sub-adviser that results in the "assignment" of the sub-advisory agreement with ING Investments, the Company currently must seek approval of a new sub-advisory agreement from shareholders of the Portfolio, even when there will be no change in the persons managing the Portfolio. This process is time-consuming and costly, and some of the costs may be borne by the Portfolio. Without the delay inherent in holding a shareholder meeting, ING Investments and the Board would be able to act more quickly to appoint a sub-adviser with less expense when the Board and ING Investments believe that the appointment would benefit the Portfolio.

WHAT IS THE RECOMMENDATION OF THE BOARD?

     The Board has determined that approving the Manager-of-Managers arrangement is in the best interests of the Portfolio and its shareholders. Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Directors present at the September 28, 2006 meeting, unanimously approved the new Manager-of-Managers arrangement and voted to recommend its approval to shareholders of the Portfolio. The Board is recommending that shareholders of the Portfolio vote "FOR" Proposal Two.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

     The Board has named Theresa K. Kelety, Secretary, Huey P. Falgout, Jr., Assistant Secretary, and Todd Modic, Senior Vice President and Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders. Please complete and execute your Voting Instruction Card. All properly executed Voting Instruction Cards received prior to taking the vote at the Special Meeting and not revoked will be voted as instructed on the Voting Instruction Card. If the Voting Instruction Card is signed and returned without indicating any voting instructions, the shares represented by that Voting Instruction Card will be voted in favor of the Proposals, except as described under "What are the voting rights and the quorum requirements?"

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

     If any other matter is properly presented at the Special Meeting, the persons named as proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the Special Meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

     If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

     November 6, 2006 has been chosen by the Board as the Record Date. Each shareholder is entitled to one vote for each share outstanding of each class of the Portfolio. Shareholders of the Portfolio at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting and any adjournment(s) or postponement(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of shareholders owning a majority of the Portfolio's outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

     An Insurance Company will vote shares of the Portfolio held by its Separate Accounts in accordance with instructions received from the Variable Contract Holders. If a Variable Contact Holder executes and returns a Voting Instruction Card but fails to indicate how the vote should be cast, the proxy will be voted in favor of the Proposals. An Insurance Company will also vote shares of the Portfolio held in SEC-registered Separate Accounts for which no voting instructions have been received in the same proportion as it votes shares held in Separate Accounts for which it has received instructions. With respect to Portfolio shares held by the Insurance Company in unregistered separate accounts, the Insurance Company generally will only vote those Separate Account shares for which it receives instructions. Shares held by an Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's Separate Accounts.

     In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Portfolio's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Company a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Voting Instruction Card will vote as directed by the shareholder under the Voting Instruction Card. In the absence of voting directions under any proxy that is signed and returned, they intend to vote "FOR" each Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE PORTFOLIO?

     ING Investments has entered into an Administration Agreement with one of its affiliates, ING Funds Services, LLC ("ING Funds Services"). ING Funds Services provides the Portfolio with certain administrative services. ING Funds Services' principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. The Portfolio anticipates that ING Funds Services will continue to provide administrative services following the approval of the Proposed Sub-Advisory Agreement.

     ING Funds Distributor, LLC ("ING Funds Distributor") is the principal underwriter and distributor of the Portfolio. ING Funds Distributor is a Delaware limited liability company and its principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. The Portfolio anticipates that ING Funds Distributor will continue to provide services following the approval of the Proposed Sub-Advisory Agreement.

     For the period ended June 30, 2006 the Portfolio did not pay any commissions to affiliated broker-dealers.

WHO PAYS FOR THIS PROXY SOLICITATION?

     The Portfolio will not pay the expenses in connection with the Notice of Special Meeting and this Proxy Statement or the Special Meeting of Shareholders. New BlackRock will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

     The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. PLEASE FOLLOW THE VOTING INSTRUCTIONS AS OUTLINED ON YOUR VOTING INSTRUCTION CARD.


                                        /s/ Theresa K. Kelety
                                        ----------------------------------------
                                        Theresa K. Kelety
                                        SECRETARY

December 15, 2006
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                      (This page intentionally left blank)

                                   APPENDIX A

          BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF THE PORTFOLIO
                             AS OF NOVEMBER 6, 2006

                                  PERCENT OF CLASS
                                     AND TYPE OF
NAME AND ADDRESS OF SHAREHOLDER      OWNERSHIP*
-------------------------------   ----------------
      [______]                         [_____]

* EACH OF THESE ENTITIES IS THE SHAREHOLDER OF RECORD AND MAY BE DEEMED TO BE THE BENEFICIAL OWNER OF THE SHARES LISTED FOR CERTAIN PURPOSES UNDER THE SECURITIES LAWS, ALTHOUGH IN CERTAIN INSTANCES THEY MAY NOT HAVE AN ECONOMIC INTEREST IN THESE SHARES AND WOULD, THEREFORE, ORDINARILY DISCLAIM ANY BENEFICIAL OWNERSHIP THEREIN.

                      (This page intentionally left blank)

                                   APPENDIX B

                         FORM OF SUB-ADVISORY AGREEMENT
                                     BETWEEN
                              ING INVESTMENTS, LLC
                                       AND
                             BLACKROCK ADVISORS, LLC

                                     FORM OF

                             SUB-ADVISORY AGREEMENT

                          ING VARIABLE PORTFOLIOS, INC.

     AGREEMENT made this ____ day of ___________ 2007 (the "Agreement") between ING Investments, LLC, an Arizona limited liability company (the "Manager"), and BlackRock Advisors, LLC, a Delaware limited liability company (the "Sub-Adviser").

     WHEREAS, the ING Variable Portfolios, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

     WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

     WHEREAS, the Fund may offer shares of additional series in the future; and

     WHEREAS, pursuant to an Investment Management Agreement, dated March 1, 2002, as amended April 1, 2004 (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund's series; and

     WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

     NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

     1. APPOINTMENT. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on SCHEDULE A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

     2. SUB-ADVISER DUTIES. Subject to the supervision of the Fund's Board of Directors (the "Board") and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

          (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager. In carrying out its duties under this Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

               (i) The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

               (ii) The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

               The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

               (iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Fund's transfer agent, currently the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

               (iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board , the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.

               (v) The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series' semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in
     Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

               (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

          (b) The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month's end:

               (i) A performance comparison to the Series' benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

               (ii) Composition of the assets of each Series' portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

               (iii) Confirmation of the Fund's current investment objective and Sub-Adviser's projected plan to realize the Fund's investment objectives.

          (c) The Sub-Adviser will contact Morningstar to clarify any style box conflicts with the Fund's style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

          (d) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the
     Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the

     Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

          (e) The Sub-Adviser will provide reports to the Fund's Board for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board with respect to each Series such periodic and special reports as the Directors and the Manager may reasonably request.

     3. BROKER-DEALER SELECTION. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to ensure that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. DISCLOSURE ABOUT SUB-ADVISER. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Manager hereby acknowledges that it has received a copy of the Sub-Adviser's Form ADV, Part II, at least forty-eight (48) hours prior to entering into this Agreement.

     5. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

     6. COMPENSATION. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in SCHEDULE A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

     7. MARKETING MATERIALS.

          (a) During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint(R) or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the "Marketing Materials") for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

          (b) During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

     8. COMPLIANCE.

          (a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board may adopt, including any written compliance procedures.

          (b) The Sub-Adviser agrees that it shall promptly notify, if legally permitted, the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under

Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

          (c) The Manager agrees that it shall promptly notify, if legally permitted, the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

     9. BOOKS AND RECORDS. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

     10. COOPERATION; CONFIDENTIALITY. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under this Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

     11. NON-EXCLUSIVITY. The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

     12. PROHIBITED CONDUCT. The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

     13. REPRESENTATIONS RESPECTING SUB-ADVISER. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

     14. CONTROL. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

     15. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser
(1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

     16. INDEMNIFICATION.

          (a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

          (b) Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          (c) The Manager shall not be liable under Paragraph (a) of this
Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

          (d) The Sub-Adviser shall not be liable under Paragraph (b) of this
Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

     17. DURATION AND TERMINATION.

          (a) With respect to each Series identified as a Series on SCHEDULE A hereto as in effect on the date of this Amendment, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through DECEMBER 31, 2008. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees/Directors of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940
Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees/Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     With respect to any Series that was added to SCHEDULE A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date SCHEDULE A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund's Board of Trustees/Directors, including a majority of those Trustees/Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees/Directors of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees/Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

          Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months' written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund or with respect to the Series, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

          In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

          (b) NOTICES. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Variable Portfolios, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
Attention: Chief Counsel

If to the Adviser:

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Attention: Chief Counsel

If to the Sub-Adviser:

BlackRock Advisors, LLC
c/o BlackRock, Inc.
40 East 52nd Street
New York, NY 10022
Attention: Robert Connolly, Managing Director and General Counsel

     18. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

     19. MISCELLANEOUS.

          (a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

          (b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

          (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

          (e) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

          (f) This Agreement may be executed in counterparts.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                            ING INVESTMENTS, LLC


                                        By:
                                            ------------------------------------
                                            Todd Modic
                                            Senior Vice President


                                            BLACKROCK ADVISORS, LLC


                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------

                                   SCHEDULE A

                               WITH RESPECT TO THE

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                              ING INVESTMENTS, LLC

                                       AND

                             BLACKROCK ADVISORS, LLC

                                       ANNUAL SUB-ADVISER FEE*
SERIES                      (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------                      ---------------------------------------------
ING VP Global Science and   0.50% on first $200 million of assets
Technology Portfolio        0.45% on next $300 million of assets
                            0.40% on assets in excess of $500 million

----------
* For purposes of calculating fees under this Agreement, the assets of the Series shall be aggregated with the assets of ING Global Science and Technology Fund, a series of ING Series Fund, Inc., a registered investment company that is not a party to this Agreement. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to these two series and their respective Sub-Adviser based on relative net assets.

                                   APPENDIX C

              PRINCIPAL EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258

                                 NAME AND TITLE
            James M. Hennessy - President and Chief Executive Officer
                  Shaun P. Matthews - Executive Vice President
        Stanley D. Vyner - Executive VP and CIO - International Equities
                  Michael J. Roland - Executive Vice President
  Lydia L. Homer - Senior Vice President, Chief Financial Officer and Treasurer
    Joseph M. O'Donnell - Senior Vice President and Chief Compliance Officer
                        Huey P. Falgout, Jr. - Secretary

          PRINCIPAL EXECUTIVE OFFICERS OF ING VARIABLE PORTFOLIOS, INC.
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258

                                 NAME AND TITLE
              James M. Hennessy - President, Chief Executive Office
   Joseph M. O'Donnell - Executive Vice President and Chief Compliance Officer
           Todd Modic - Senior Vice President, Chief Financial Officer
                             and Assistant Secretary
  Robert S. Naka - Executive VP, Chief Operating Office and Assistant Secretary
                   Ernest J. C'Debaca - Senior Vice President
                  Robyn Ichilov - Vice President and Treasurer
                          Theresa K. Kelety -Secretary

             PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
            James M. Hennessy - President and Chief Executive Officer
                  Michael J. Roland - Executive Vice President
   Lydia Homer - Senior Vice President, Chief Financial Officer and Treasurer Robert S. Naka - Executive VP, Chief Operating Officer and Assistant Secretary
                   Ernest J. C'DeBaca - Senior Vice President
               Huey P. Falgout, Jr. - Vice President and Secretary

                         PRINCIPAL EXECUTIVE OFFICERS OF
                             BLACKROCK ADVISORS, LLC
                              100 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

                                 NAME AND TITLE

          Steven Buller, Chief Financial Officer and Managing Director
      Robert P. Connolly, General Counsel, Managing Director and Secretary
        Laurence D. Fink, Chairman, Chief Executive Officer and Director
                  Robert S. Kapito, Vice Chairman and Director
                    Ralph Schlosstein, President and Director
                          Charles Hallac, Vice Chairman
                          Barbara Novick, Vice Chairman
                          Keith Anderson, Vice Chairman
             Susan Wagner, Vice Chairman and Chief Operating Officer
                           Robert Doll, Vice Chairman
                         Robert Fairbairn, Vice Chairman

                                   APPENDIX D

               ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
              OBJECTIVES OR PRINCIPAL INVESTMENT STRATEGIES TO THE
                       PORTFOLIO ADVISED OR SUB-ADVISED BY
                       BLACKROCK ADVISORS, LLC ("BA LLC")

     The following table sets forth the name of other investment companies, with investment objectives similar to the Portfolio, for which BA LLC acts as an investment adviser or sub-adviser, the annual rate of compensation, and the net assets of the investment company as of October 31, 2006.

                                    ANNUAL COMPENSATION
                                (AS A PERCENTAGE OF AVERAGE
FUND                                  DAILY NET ASSETS)               NET ASSETS
----                            ---------------------------          -----------
ING Global Science and   0.50% on first $200 million of assets       $84,299,695
Technology Fund(1)       0.45% on next $300 million of assets
                         0.40% on assets in excess of $500 million

BlackRock Global         0.90% on first $billion of assets           $31,000,000
Science and Technology   0.85% on next $billion of assets
Opportunities            0.80% on next $billion of assets
Portfolio                0.75% on assets in excess of 3 billion

----------
(1) For purposes of calculating fees under this Agreement, the assets of ING Global Science and Technology Fund shall be aggregated with the assets of the Portfolio. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to these two series based on relative net assets.

                                                           3 EASY WAYS TO VOTE
                              VOTE BY PHONE: CALL TOLL-FREE 1-XXX-XXX-XXXX AND
                                             FOLLOW THE RECORDED INSTRUCTIONS.
                              VOTE ON THE INTERNET: LOG ON TO PROXYWEB.COM AND
                                            FOLLOW THE ON-SCREEN INSTRUCTIONS.
                      VOTE BY MAIL: CHECK THE APPROPRIATE BOXES ON THE REVERSE
                 SIDE OF THE VOTING INSTRUCTION CARD, SIGN AND DATE THE VOTING
                         INSTRUCTION CARD AND RETURN IN THE ENVELOPE PROVIDED.
                     If you vote via phone or the Internet, YOU DO NOT NEED TO
                                          RETURN YOUR VOTING INSTRUCTION CARD.

                                               SPECIAL MEETING OF SHAREHOLDERS
                                                              FEBRUARY 1, 2007
                           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FUND/INSURANCE COMPANY NAME PRINTS HERE

     The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the "Portfolio") attributable to his or her contract or interest therein as directed on the reverse side of this Card. IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL. IF YOU FAIL TO RETURN THIS VOTING INSTRUCTION FORM, THE INSURANCE COMPANY WILL VOTE ALL SHARES ATTRIBUTABLE TO YOUR ACCOUNT VALUE IN PROPORTION TO ALL VOTING INSTRUCTIONS FOR ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO ACTUALLY RECEIVED FROM CONTRACT OWNERS IN THE SEPARATE ACCOUNT, WHEN APPLICABLE. THE PROXIES VOTING SHARES AT THE SPECIAL MEETING ON BEHALF OF THE INSURANCE COMPANY ARE AUTHORIZED TO VOTE, AT THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

           VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED BELOW.

_______________________________               _________________
Signature (s) (if held jointly)               Date

     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION FORM. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

     TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR VOTING INSTRUCTION CARD.

       THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1. To approve a new sub-advisory agreement for the Portfolio between ING Investments, LLC ("ING Investments"), the Portfolio's investment adviser, and BlackRock Advisors, LLC ("BA LLC"), under which BA LLC will serve as sub-adviser to the Portfolio, with no change in the investment adviser, the portfolio management team or the overall management fee paid by the Portfolio to ING Investments; and

      For [ ]     Against [ ]     Abstain [ ]

2. To approve a "Manager-of-Managers" arrangement for the Portfolio to permit ING Investments, in its capacity as the Portfolio's investment adviser, subject to prior approval by the Portfolio's Board of Directors, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

For [ ]     Against [ ]     Abstain [ ]

                  PLEASE SIGN AND DATE ON THE REVERSE SIDE.

[INSERT ING LOGO & ADDRESS]

                                                3 EASY WAYS TO VOTE YOUR PROXY
                              VOTE BY PHONE: CALL TOLL-FREE 1-XXX-XXX-XXXX AND
                                             FOLLOW THE RECORDED INSTRUCTIONS.
                              VOTE ON THE INTERNET: LOG ON TO PROXYWEB.COM AND
                                            FOLLOW THE ON-SCREEN INSTRUCTIONS.
                      VOTE BY MAIL: CHECK THE APPROPRIATE BOXES ON THE REVERSE
                  SIDE OF THE PROXY BALLOT, SIGN AND DATE THE PROXY BALLOT AND
                                              RETURN IN THE ENVELOPE PROVIDED.
                     If you vote via phone or the Internet, YOU DO NOT NEED TO
                                                     RETURN YOUR PROXY BALLOT.

                                                 ING VARIABLE PORTFOLIOS, INC.
    PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 1, 2007
                   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

     The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them ("Proxies"), with full power of substitution designated by them or their Insurance Company, to vote all shares, which the undersigned is entitled to vote, or to which he or she has beneficial interest under a variable contract issued by his or her Insurance Company at the Special Meeting of shareholders ("Special Meeting") of the ING VP Global Science and Technology Portfolio to be held at: 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on February 1, 2007 at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE PROPOSAL.

             PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT
                     PROMPTLY IN THE ENCLOSED ENVELOPE.

_______________________________                     _________________
Signature (s) (if held jointly)                     Date

     This proxy ballot must be signed exactly as your name(s) appears hereon.
If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

     TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY BALLOT.

            THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

     1. To approve a new sub-advisory agreement for the Portfolio between ING Investments, LLC ("ING Investments"), the Portfolio's investment adviser, and BlackRock Advisors, LLC ("BA LLC"), under which BA LLC will serve as sub-adviser to the Portfolio, with no change in the investment adviser, the portfolio management team or the overall management fee paid by the Portfolio to ING Investments; and

            For [ ]    Against [ ]    Abstain [ ]

     2. To approve a "Manager-of-Managers" arrangement for the Portfolio to permit ING Investments, in its capacity as the Portfolio's investment adviser, subject to prior approval by the Portfolio's Board of Directors, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

            For [ ]     Against [ ]     Abstain [ ]

                  PLEASE SIGN AND DATE ON THE REVERSE SIDE.